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                                                                     Exhibit 3.2

                                AMENDED BYLAWS

                                      OF

                             musicmaker.com, Inc.

                            A Delaware Corporation

                            as of February 17, 1999

                                   ARTICLE I
                                    OFFICES
                                    -------

   Section 1.  Registered Office.  The registered office of the Corporation
               -----------
shall be at 1300 Delaware Trust Building, 902 Market Street, in the City of Wilmington, County of New Castle, State of Delaware. The registered agent of the corporation at such address is The Delaware Corporation Agency, Inc.

   Section 2.  Other Offices.  The Corporation may also have offices, including
               -------------
its principal office, at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS
                           ------------------------

   Section 1.  Place of Meetings.  All meetings of the stockholders shall be
               -----------------
held at such places either within or without the State of Delaware, as shall be designated from time to time by the board of directors or the President and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

   Section 2.  Annual Meetings.  The annual meeting of stockholders for the
               ---------------
election of directors and the transaction of other business shall be held, in each year, commencing with the year 1996, at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

   Section 3.  Notice of Annual Meetings.  Written notice of the annual
               -------------------------
 meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such
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meeting, either personally or by mail, not less than ten nor more than sixty days before the date of the meeting. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     Section 4.  List of Stockholders.  The officer who has charge of the stock
                 --------------------
ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The list shall be arranged by voting group and within each voting group by class or series of shares. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder who is present at such meeting.

    Section 5.  Special Meetings.  Special meetings of the stockholders for any
                ----------------
purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president, the chairman of the board of directors, the secretary or by a majority of the board of directors. Special meetings of the stockholders shall be called by the President if the stockholders owning eighty percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting sign, date and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held; provided, however, that at any time that there are thirty-five or fewer stockholders or record of the Corporation, special meetings of the stockholders shall be called by the President if the holders of at least twenty percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting sign, date and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

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     Section 6.  Notice of Special Meetings.  Written notice of a special
                 --------------------------
meeting stating the place, date and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7.  Business of Special Meetings.  Business transacted at any
                 ----------------------------
special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8.  Quorum.  The holders of at least a majority of the stock issued
                 ------
and outstanding and entitled to vote at any meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9.  Vote Required for Action.  When a quorum is present at any
                 ------------------------
meeting:
          (1) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders;

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          (2) Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and
          (3) Where a separate vote by a class or classes is required by law or the certificate of incorporation, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     Section 10.  Voting Rights.  Unless otherwise provided in the certificate
                  -------------
of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock having voting power held by such stockholder, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     Section 11.  Action Without Meeting.
                  ----------------------
          (a) Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.
          (b) Following the taking of corporate action without a meeting, prompt notice shall be given to all stockholders who did not consent in writing to such action.

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                                  ARTICLE III
                                   DIRECTORS
                                   ---------

     Section 1.  Number Constituting Entire Board; Election.  The number of
                 ------------------------------------------
directors which shall constitute the whole board shall be not less than one (1) nor more than seven (7), as determined from time to time by the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article and except that the initial directors of the Corporation were elected by the incorporator of the Corporation, and each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders.

     Section 2.  Resignation and Removal.  Any director may resign at any time
                 -----------------------
upon written notice to the Corporation. Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. If pursuant to the certificate of incorporation a director is elected by a voting group of stockholders, only the stockholders of the voting group may participate in the vote to remove him.

     Section 3.  Filling of Vacancies.  Vacancies and newly created
                 --------------------
directorships resulting from any increases in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Section 4.  Management by Directors.  The business and affairs of the
                 -----------------------
Corporation shall be managed by its board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

     Section 5.  Place of Meetings.  The board of directors of the Corporation
                 -----------------
may hold meetings, both regular and special, either within or outside the State of Delaware.

     Section 6.  Annual Meeting.  The first meeting of each newly elected board
                 --------------
of directors shall be held immediately after the annual meeting of stockholders and at the same place, and no

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notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at that time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver. signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of the board of directors
                 ----------------
may be held without other notice at such time and at such place as shall from time to time be determined by the board.

     Section 8.  Special Meetings.  Special meetings of the board may be called
                 ----------------
by the president or any director on one day's notice to each director, either personally or by mail, telephone, telegram, facsimile or express courier. Notice shall be communicated to each director at his business or residence address. The notice need not describe the purpose of the special meeting.

     Section 9.  Quorum; Vote Required for Action.  At all meetings of the
                 --------------------------------
board, a majority of the total number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

     Section 10.  Participation By Conference Telephone.  Members of the Board
                  -------------------------------------
of Directors, or any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

     Section 11.  Action Without Meeting.  Unless otherwise restricted by the
                  ----------------------
certificate of incorporation, any action required or permitted to be taken at any meeting of the board of

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directors or of any committee thereof may be taken without a meeting, if all members of the board or such committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or such committee.

     Section 12.  Compensation.  By resolution of the board of directors, the
                  ------------
directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing or special committees may be allowed like compensation for attending committee meetings.

     Section 13.  Committees.  The board of directors may, by resolution passed
                  ----------
by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution, and subject to any restrictions imposed by statute, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that a committee may not:

     . Approve or recommend to stockholders action that the Delaware General Corporation Law requires to be approved by stockholders;

     .  Fill vacancies on the Board of Directors or on any of its committees;

     .  Amend the Certificate of Incorporation;

     .  Adopt, amend, or repeal the Bylaws;

     .  Approve a plan of merger not requiring stockholder approval;

     . Authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors; or

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     .  Authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the corporation, to do so within limits specifically prescribed by the Board of Directors,

   Section 14.  Minutes of Committee Meetings.  Each committee shall keep
                -----------------------------
regular minutes of its meetings and report the same to the board of directors when required.

   Section 15.  Presumption of Assent.  A director of the corporation who is
                ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless (i) he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specified business at the meeting; or (ii) he votes against, or abstains from the action taken.

                                  ARTICLE IV
                                    NOTICES
                                    -------
   Section 1.  Manner of Giving Notice.  Whenever, under the provisions of the
               -----------------------
statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given by telegram or by express courier.

   Section 2.  Waiver of Notice.  Whenever any notice is required to be given
               ----------------
under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders, directors, or members of a committee of directors, shall constitute a waiver of notice of such meeting, except when the stockholder, director or committee member attends a meeting for

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the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                                   ARTICLE V
                                   OFFICERS
                                   --------

   Section 1.  Required Officers.  The officers of the Corporation shall be
               -----------------
chosen by the board of directors and shall include a chairman, a president, a treasurer, and a secretary. Any number of offices may be held by the same person unless the certificate of incorporation or these bylaws otherwise provide.

   Section 2.  Additional Officers.  The board of directors may appoint one or
               -------------------
more vice chairmen, vice presidents and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

   Section 3.  Election of Officers.  The board of directors at its first
               --------------------
meeting after each annual meeting of stockholders shall choose the officers of the Corporation, except that the first officers of the Corporation shall be chosen by the board of directors at the organizational meeting of the board of directors following incorporation.

    Section 4.  Compensation.  The salaries of all officers and agents of the
                ------------
Corporation shall be fixed by or in the manner prescribed by the board of directors.

    Section 5.  Tenure.  Each officer of the Corporation shall hold office until
                ------
his successor is elected and qualified or until his earlier resignation or removal. Any officer elected or appointed by the board of directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the total number of directors and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer. Any officer may resign

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at any time upon written notice to the Corporation. Any vacancy occurring in any office of the Corporation shall be filled by or in the manner prescribed by the board of directors.

    Section 6.  Chairman.  The Chairman shall have the power to call special
                --------
meetings of stockholders, to call special meetings of the board of directors and, if present, to preside at all meetings of stockholders and all meetings of the board of directors. The chairman shall perform all duties incident to the office of chairman of the board and all duties as may from time to time be assigned to him by the board or these bylaws.

    Section 7.  President.  The president shall be the chief operating officer
                ---------
of the Corporation and, subject to the control of the board of directors, shall have general and active supervision and management of the business of the Corporation. He shall, when the chairman is not present, preside at all meetings of the stockholders and of the board of directors. The president may sign, on behalf of the Corporation, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and, in general, shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

   Section 8.  Vice President.  In the absence of the president, or in the event
               --------------
of his death, inability or refusal to act the vice president, if any, or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election, shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice president shall generally assist the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

   Section 9.  Secretary.  The secretary shall attend all meetings of the board
               ---------
of directors and all meetings of the

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stockholders and shall record all the proceedings of the meetings of the stockholders and of the board of directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when requested by such committees. The secretary shall give, or cause to be given, required notice of all meetings of the stockholders and the board of directors, and shall perform such other duties as may be prescribed by the board of directors or assigned by the president. The secretary shall have custody of the stock certificate books and stockholder records and such other books and records as the board of directors may direct. The secretary shall have custody of the corporate seal of the Corporation and shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the secretary's signature. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

   Section 10.  Assistant Secretary.  Any assistant secretary elected by the
                -------------------
board of directors shall have the same duties as prescribed for the secretary and shall perform such duties at the direction of the secretary to assist the secretary, and in the absence of the secretary at the direction of the president or any vice president, and otherwise as directed, from time to time, by the president or board of directors.

   Section 11.  Treasurer.  The treasurer shall have the custody of the
                ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors and shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chairman and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation and shall perform such other duties and have such other powers as the board of directors or president may from time to time prescribe.

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                                  ARTICLE VI
              CERTIFICATES OF STOCK; STOCK TRANSFERS; RECORD-DATE
              ---------------------------------------------------

   Section 1.  Certificates.  Every holder of stock in the Corporation shall be
               ------------
entitled to have a certificate, signed by, or in the name of, the Corporation by the chairman, the president or the vice president and by the treasurer or the secretary certifying the number, class and series of shares owned by him in the Corporation. If the Corporation is authorized to issue direct classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) shall be summarized on the front or back of each certificate of shares of such class or series. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the stockholder this information on request in writing and without charge. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as if he were such officer, transfer agent or registrar at the date of issue.

   Section 2.  Lost Certificates.  The board of directors may direct a new stock
               -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as

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it may direct as indemnity against any claim that may be made against the
Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

   Section 3.  Transfers of Stock.  Upon surrender to he Corporation or the
               ------------------
transfer agent of the Corporation of a certificate for shares accompanied by proper evidence of authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   Section 4.  Fixing Record Date.
               ------------------

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the next day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the General Corporation Law of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the

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Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the General Corporation Law of Delaware, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

          (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

   Section 5.  Registered Stockholders.  The Corporation shall be entitled to
               -----------------------
treat the record holder of any shares of stock of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and except as required by law shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including, but without limiting the generality thereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the record holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person, Any such purchaser, assignee, transferee or other person shall not be entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, or to own,

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enjoy, and exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, transferee or other person has become the record holder of such shares.

                                  ARTICLE VII
                              GENERAL PROVISIONS
                              ------------------

   Section 1.  Fiscal Year.  The fiscal year of the Corporation shall be
               -----------
January 1 to December 31. The board of directors shall have the power to change the fiscal year of the Corporation from time to time.

   Section 2.  Execution of Instruments.  Contracts, deeds, documents and
               ------------------------
instruments shall be executed by the president, or any vice president, unless the board of directors shall, in a particular situation or as a general direction, designate another procedure for their execution.

   Section 3.  Checks and Drafts.  The Corporation shall establish a bank
               -----------------
account for deposit of the funds of the Corporation and the drawing of checks or drafts thereon. All checks or drafts drawn on such account shall require the signature of at least one officer of the Corporation. The appointment of additional signatories of the bank account and the opening of additional bank accounts shall require the approval of the board of directors.

   Section 4.  Corporate Seal.  The corporate seal, if the directors shall adopt
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one, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced in any other manner.

   Section 5.  Indemnification.  The Corporation shall indemnify, and advance
               ---------------
expenses to, its directors, officers, employees and agents, and all persons who at any time served as directors, officers, employees or agents of the Corporation, to the extent permitted, and in the manner provided by, Section 145 of the Delaware General Corporation Law, as amended, or any successor provisions, and shall have power to make any other or further indemnity permitted under the laws of the State of Delaware.

   Section 6.  Voting Shares in Other Corporations.  In the absence of other
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arrangements by the board of directors, shares of stock issued by any other corporation and owned or controlled by this Corporation may be voted at any shareholders' meeting of the other corporation by the president of this Corporation or, if he is not present at the meeting, by the chairman or any vice president of this Corporation, and in the event neither the president nor the chairman nor any vice president is to be present at a meeting, the shares may be voted by such person as the president and secretary of this Corporation shall by duly executed proxy designate to represent this Corporation.

   Section 7.  Loans.  No loans shall be contracted on behalf of the Corporation
               -----
and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

                                  ARTICLE VIII
                                   AMENDMENTS
                                   ----------

   Section 1.  Power of Stockholders. New bylaws may be adopted or these bylaws
               ---------------------
may be amended or repealed by the vote of stockholders entitled to exercise a majority of the voting power of the Corporation or by the written consent of such stockholders, except as otherwise provided by law or by the certificate of incorporation.

   Section 2.  Power of Directors.  Except as otherwise specified in the
               ------------------
Corporation's certificate of incorporation or these bylaws, the board of directors shall have the power to amend, add to, alter or repeal these bylaws or to adopt new bylaws by the vote of a majority of the total number of directors or by the written consent of all of the directors.